UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                        Date of Report: April 2, 2008
                      (Date of earliest event reported)



                          SPINDLETOP OIL & GAS CO.
           (Exact name of registrant as specified in its charter)


              Texas                   000-18774              75-2063001
  (State or other jurisdiction   (Commission File No.)   (IRS Employer ID #)
of incorporation or organization)


                        12850 Spurling Rd., Suite 200
                            Dallas, Texas  75230
                  (Address of principal executive offices)


                               (972) 644-2581
            (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


[     ]     Written communications pursuant to rule 425 under the Securities
            Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))






Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.


On April 2, 2008, Mr. David E. Allard, age 49, was appointed as a member of the Board of Directors of Spindletop Oil & Gas Co. Mr. Allard has served as Chief Financial Officer (since February 2005) of Digital Witness Surveillance, a Dallas, Texas based development stage software provider; Executive Vice President and Secretary (April 2003 to February 2, 2005) of Internet America, Inc. Mr. Allard was Chief Operating Officer (2000-2002) of Primedia Workplace Learning, a workplace training business; Executive Vice President and Chief Financial Officer (1999-2000) of E-Train, Inc., a provider of online job training and seminars; Special Advisor (1998-1999) of Thayer Capital Partners; Chief Operating Officer (1997-1998) of Career Track, Inc. (a TCI subsidiary); Senior Vice President and Vice President - Business Development (1992-1996) of Westcott Communications, Inc.; Partner (1985-1992) of Farmer and Allard, P.C. (a CPA firm); Audit Manager/CPA (1983-1985) of Grant Thornton LLP (a CPA firm). Mr. Allard is a Director (since February 20, 2004) and Chairman of the Audit Committee of the Board of Income Opportunity Realty Investors, Inc. a Dallas, Texas based real estate company which has its common stock listed and traded on the American Stock Exchange. Mr. Allard has been a Certified Public Accountant since 1983.

The Board of Directors has determined that Mr. Allard has all the credentials and qualifications to be an Independent Financial Expert and has been appointed as an Independent Financial Expert for the Audit Committee of the board of directors. He has been appointed as Chairman of the Audit Committee effective March 31, 2008. Chris G. Mazzini and Michelle H. Mazzini have also been appointed as members of the Audit Committee of the board of directors as of March 31, 2008.

Mr. Allard will be compensated in the amount of $10,000.00 for his service as a director for the year 2008 with additional compensation of $2,500.00 to be paid for each board meeting attended.



                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SPINDLETOP OIL & GAS CO.
                                                (Registrant)


Date:  April 4, 2008                      By: /s/ Chris G. Mazzini
                                              Chris G. Mazzini
                                              President and Chief
                                              Executive Officer